EXHIBIT 2.3
                                                                     -----------



Kelley A. Cornish (KC/0754)
Elizabeth McColm (EM/8532)
Ross B. Rosenfelt (RR/1911)
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
1285 Avenue of the Americas
New York, New York  10019-6064
Telephone:  (212) 373-3000

Attorneys for Debtors and Debtors in Possession


UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------



                                                      Chapter 11

In re                                            Case No. 03-22945 (ASH)

                                                 (Jointly Administered)
  THE PENN TRAFFIC COMPANY, ET AL.,

                                    Debtors.

--------------------------------------------


                 NOTICE OF TECHNICAL MODIFICATIONS TO THE FIRST
                     AMENDED JOINT PLAN OF REORGANIZATION OF
               THE PENN TRAFFIC COMPANY AND ITS AFFILIATED DEBTORS
                   AND DEBTORS IN POSSESSION UNDER CHAPTER 11
                  OF THE BANKRUPTCY CODE DATED FEBRUARY 4, 2005


                  WHEREAS, on February 4, 2005 the above-captioned debtors and debtors in possession (the "Debtors") filed the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005 (the "Plan") with the Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court");

                  WHEREAS, by order dated February 4, 2005 the Bankruptcy Court approved the Debtors' Disclosure Statement to the First Amended Joint Plan of Reorganization of The Penn Traffic Company and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code dated February 4, 2005; and

                  WHEREAS, a hearing to consider confirmation of the Plan is scheduled for March 17, 2005 at 11:00 a.m.

                  PLEASE TAKE NOTICE that the Plan is amended to reflect the technical modifications set forth on EXHIBIT A attached hereto.

Dated:   New York, New York                  PAUL, WEISS, RIFKIND, WHARTON &
         March 16, 2005                      GARRISON LLP


                                             By: /s/ Kelley A. Cornish
                                                ----------------------------
                                                 (A Member of the Firm)
                                             Kelley A. Cornish (KC/0754)
                                             Elizabeth McColm (EM/8532)
                                             Ross B. Rosenfelt (RR/1911)
                                             1285 Avenue of the Americas
                                             New York, New York  10019-6064
                                             Telephone:  (212) 373-3000

                                             Attorneys for Debtors and Debtors
                                             in Possession

                                                                       EXHIBIT A
                                                                       ---------


                      TECHNICAL MODIFICATIONS TO THE FIRST
                     AMENDED JOINT PLAN OF REORGANIZATION OF
               THE PENN TRAFFIC COMPANY AND ITS AFFILIATED DEBTORS
                   AND DEBTORS IN POSSESSION UNDER CHAPTER 11
                  OF THE BANKRUPTCY CODE DATED FEBRUARY 4, 2005


         1.       Section 5.2. of the Plan is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "The Creditors' Committee shall continue to exist after the Confirmation Date until the Effective Date with the same power and authority, and the same ability to retain and compensate professionals, as it had prior to the Confirmation Date. On and as of the Effective Date, the Creditors' Committee shall be reconstituted and shall be comprised of no more than three
                  (3) members of the Creditors' Committee (which may include EX-OFFICIO members) prior to the Effective Date (the "Post-Effective Date Committee"). The members of the Creditors' Committee who are not members of the Post-Effective Date Committee shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Cases. In the event of the death or resignation of any member of the Post-Effective Date Committee after the Effective Date, a majority of the remaining members of the Post-Effective Date Committee shall have the right to designate a successor from among the holders of Allowed Class 3 Claims. If a Post-Effective Date Committee member assigns its Claim or releases the Debtors from payment of all or the balance of its Claim, such act shall constitute a resignation from the Post-Effective Date Committee. Until a vacancy on the Post-Effective Date Committee is filled, the Post-Effective Date Committee shall function in its reduced number. The Reorganized Debtors shall consult with the Post-Effective Date Committee on a regular basis (i) concerning the Reorganized Debtors' investigation, prosecution and proposed settlement of Class 3 Claims, and (ii) the Debtors' Motion to Reject a Project Agreement dated March 1, 2001 (the "Project Agreement") with COR Route 5, LLC ("COR"), and any claims COR may assert under the Project Agreement (the "COR Matters") and shall provide written reports to the Post-Effective Date Committee on a monthly basis regarding the status of the Claims resolution process. The Post-Effective Date Committee shall have the right to be heard on all issues relating to the COR Matters. The Reorganized Debtors shall not settle or compromise any Class 3 Claim in excess of the Allowed amount of $25,000 without either the approval of the Post-Effective Date Committee (which shall act by majority vote) or an order of the Bankruptcy Court. Subject to the approval of the Post-Effective Date Committee, the Reorganized Debtors may settle or compromise any Class 3 Claim in excess of the Allowed amount of $25,000 without an order of the Bankruptcy Court. The Reorganized Debtors may settle or compromise any Class 3 Claim for less than the Allowed amount of $25,000 without an order of the Bankruptcy Court and without the approval of the Post-Effective Date Committee. The duties of the Post-Effective Date Committee shall also include services related to any applications for allowance of compensation or reimbursement of expenses of professional persons pending on the Effective Date or filed after the Effective Date (collectively, the "Filed Fee Applications") and the Post-Effective Date Committee shall have the right to be heard on all issues relating to Final Fee Applications. The Reorganized Debtors shall pay (a) the reasonable expenses of the members of the Creditors' Committee between the Confirmation Date and the Effective Date, and the Post-Effective Date Committee (the "Post-Effective Date Committee Expenses") and (b) the reasonable fees and expenses of the professional persons employed by the Post-Effective Date Committee in connection with its duties and responsibilities as set forth in this Plan (the "Post-Effective Date Committee Professional Fees") and the Post-Effective Date Committee shall have the right to be heard on all issues relating to the Filed Fee Applications. The Post-Effective Date Committee Expenses and the Post-Effective Date Committee Professional Fees shall be paid within ten (10) Business Days after submission of a detailed invoice therefor to the Reorganized Debtors. If the Reorganized Debtors dispute the reasonableness of any such invoice, the Reorganized Debtors, the Post-Effective Date Committee or the affected professional may submit such dispute to the Bankruptcy Court for a determination of the reasonableness of such invoice, and the disputed portion of such invoice shall not be paid until the dispute is resolved. The undisputed portion of such reasonable fees and expenses shall be paid as provided herein. The Post-Effective Date Committee shall be dissolved and the members thereof shall be released and discharged of and from further authority, duties, responsibilities and obligations relating to and arising from and in connection with the Cases on the later of (i) the Final Distribution Date, (ii) the date all services related to Filed Fee Applications are completed, and (iii) the resolution of the COR Matters by Final Order, and the retention or employment of the Post-Effective Date Committee's professionals shall terminate."

         2.       Section 5.15. of the Plan is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "All employment and severance agreements and policies, and all employee compensation and benefit plans, policies, and programs of the Debtors applicable generally to its current and former employees, including agreements and programs subject to Section 1114 of the Bankruptcy Code that are binding upon, or being administered and provided by, the Debtors as of the Effective Date, including, without limitation, all savings plans, retirement plans, health care plans, disability plans, severance benefit plans, incentive plans, life, accidental death, and dismemberment insurance plans, and workers' compensation programs, shall be deemed to be, and shall be treated as though they are, executory contracts, without prejudice to the Reorganized Debtors' rights under applicable non-bankruptcy law to modify, amend, or terminate the foregoing arrangements, except for (i) such executory contracts, programs or plans listed on Plan Schedule
                  3.1 to the Plan (to the extent such rejection does not violate
                  Section 1114 of the Bankruptcy Code) and (ii) such executory contracts, programs or plans as have previously been terminated, or rejected, pursuant to a Final Order, or specifically waived by the beneficiaries of such contracts, programs or plans."

         3.       Section 8.5.(D) of the Plan is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "Except to the extent that the releases set forth in Section 8.5.(C) hereof are not granted pursuant to the ballot election provided therein, the Confirmation Order shall contain a permanent injunction to effectuate the releases granted in this Section 8.5."

         4.       Section 8.5.(A) of the Plan is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "Subject in all respects to Section 8.7. of this Plan, on the Effective Date, the Debtors and the Reorganized Debtors on behalf of themselves and as representatives of the Estates, release unconditionally, and are hereby deemed to release unconditionally, (i) each of the Debtors' officers and directors who served at any time during the Cases, (ii) any person that elected such directors to the extent of alleged liability for actions or inactions of such directors, (iii) the members of the Creditors' Committee, (iv) the DIP Lenders,
                  (v) the Pre-Petition Secured Lenders, (vi) the Senior Note Trustee and (vii) the attorneys, investment bankers, restructuring consultants and financial advisors of the foregoing, including the Debtors and the Reorganized Debtors, from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (including, without limitation, those arising under the Code), whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based on any act, omission, transaction, event or other occurrence taking place on or after the Petition Date through and including the Effective Date in connection with, relating to or arising out of the Cases, the management and operation of the Debtors, the formulation, negotiation, implementation, confirmation or consummation of this Plan, the First Amended Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with this Plan; PROVIDED, HOWEVER, that nothing in this Section 8.5.(A) shall
                  (i) be construed to release or exculpate any person or entity from fraud, gross negligence, willful misconduct, malpractice, criminal conduct, unauthorized use of confidential information that causes damages or for personal gain, or ultra vires acts,
                  (ii) limit the liability of the professionals of the Debtors, the Reorganized Debtors or the Creditors' Committee to their respective clients pursuant to DR6-102 of the Code of Professional Responsibility, or (iii) release the obligation of any directors and officers of the Debtors under any loans due and owing by such party to the Debtors."

         5.       Section 8.5.(B) of the Plan is hereby amended by deleting such section in its entirety and replacing it with the following:

                  "Subject in all respects to Section 8.7. of this Plan, on the Effective Date, the Debtors and the Reorganized Debtors on behalf of themselves and as representatives of the Estates, release unconditionally, and are hereby deemed to release unconditionally, (i) each of the Debtors' former and present officers and directors, (ii) any Person that elected such directors to the extent of alleged liability for actions or inactions of such directors, (iii) the Pre-Petition Secured Lenders, (iv) the Senior Note Trustee and (v) the attorneys, investment bankers, restructuring consultants and financial advisors of the foregoing, including the Debtors and the Reorganized Debtors (collectively, the "Pre-Petition Releasees") from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever (including, without limitation, those arising under the Code), whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part on any act, omission, transaction, event or other occurrence taking place before the Petition Date in connection with or relating to Penn Traffic or any of its direct or indirect subsidiaries (the "Pre-Petition Released Matters"); PROVIDED, HOWEVER, that nothing in this
                  Section 8.5.(B) shall (i) be construed to release or exculpate any person or entity from fraud, gross negligence, willful misconduct, malpractice, criminal conduct, unauthorized use of confidential information that causes damages or for personal gain, or ultra vires acts, (ii) limit the liability of the professionals of the Debtors or the Reorganized Debtors to their respective clients pursuant to DR6-102 of the Code of Professional Responsibility, or (iii) release the obligation of any directors and officers of the Debtors under any loans due and owing by such party to the Debtors."


         6.       Plan Schedule 5.6 is hereby amended by deleting such Plan
Schedule in its entirety and replacing it with the following:

                                [SEE ATTACHMENT]

                                                                       EXHIBIT A
                                                                       ---------



                            AMENDED PLAN SCHEDULE 5.6

                OFFICERS AND DIRECTORS OF THE REORGANIZED DEBTORS

-----------------------------------------------------------------------------------------------------------------
I.      PENN TRAFFIC COMPANY
-----------------------------------------------------------------------------------------------------------------
            TITLE                        NAME                   AFFILIATION          PROPOSED COMPENSATION(1)
-----------------------------------------------------------------------------------------------------------------
Director - Non-Executive        John E. Burke           See Attachment 5.6(a) for    $25,000 per annum;
                                                        biographical information     Meeting Fees:  $1,500
                                                                                     for each in-person
                                                                                     attendance at Board
                                                                                     Meetings and $750 for
                                                                                     each attendance at
                                                                                     telephonic Board
                                                                                     Meetings, plus expenses.
-----------------------------------------------------------------------------------------------------------------
Director - Non-Executive        Kevin P. Collins        Current Director.  See       $25,000 per annum;
                                                        Attachment 5.6(a) for        Meeting Fees:  $1,500
                                                        biographical information     for each in-person
                                                                                     attendance at Board Meetings
                                                                                     and $750 for each attendance
                                                                                     at telephonic Board
                                                                                     Meetings, plus expenses.
-----------------------------------------------------------------------------------------------------------------
Director - Non-Executive        Ben Evans               See Attachment 5.6(a) for    $25,000 per annum;
                                                        biographical information     Meeting Fees:  $1,500
                                                                                     for each in-person
                                                                                     attendance at Board
                                                                                     Meetings and $750 for
                                                                                     each attendance at
                                                                                     telephonic Board
                                                                                     Meetings, plus expenses.
-----------------------------------------------------------------------------------------------------------------


-------------------------
(1) Members of the Board of Reorganized Penn Traffic may serve on Board Committees, to be formed on or after the Effective Date of the Plan, and will receive additional compensation as follows:

     --------------------------------------------------
     AUDIT COMMITTEE:
     ----------------
     o   Chair Fee               $5,000 per annum
     o   Chair Fee Per Meeting   $1,000 per meeting
                                 (plus expenses)
     o   Member Fee per meeting  $1,000 (plus expenses)
     --------------------------------------------------
     COMPENSATION COMMITTEE:
     -----------------------
     o   Chair Fee              $5,000 per annum
     o   Chair Fee Per Meeting  $1,000 per meeting
                                (plus expenses)
     o   Member Fee per meeting $1,000 (plus expenses)
     --------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
I.      PENN TRAFFIC COMPANY
-----------------------------------------------------------------------------------------------------------------
            TITLE                        NAME                   AFFILIATION          PROPOSED COMPENSATION(1)
-----------------------------------------------------------------------------------------------------------------
Director - Non-Executive        Matthew R. Glass        Current Director.  See       $25,000 per annum;
                                                        Attachment 5.6(a) for        Meeting Fees:  $1,500
                                                        biographical information     for each in-person
                                                                                     attendance at Board Meetings
                                                                                     and $750 for each attendance
                                                                                     at telephonic Board
                                                                                     Meetings, plus expenses.

-----------------------------------------------------------------------------------------------------------------

Director - Non-Executive        Robert J. Kelly         See Attachment 5.6(a) for    $25,000 per annum as
(Chair)                                                 biographical information     Chair of the Board and
                                                                                     $25,000 per annum as
                                                                                     Director; Meeting
                                                                                     Fees:  $1,500 for each
                                                                                     in-person attendance
                                                                                     at Board Meetings and
                                                                                     $750 for each
                                                                                     attendance at
                                                                                     telephonic Board
                                                                                     Meetings, plus
                                                                                     expenses.

-----------------------------------------------------------------------------------------------------------------

Director - Non-Executive        Alan C. Levitan         See Attachment 5.6(a) for    $25,000 per annum;
                                                        biographical information     Meeting Fees:  $1,500
                                                                                     for each in-person
                                                                                     attendance at Board
                                                                                     Meetings and $750 for
                                                                                     each attendance at
                                                                                     telephonic Board
                                                                                     Meetings, plus expenses.

-----------------------------------------------------------------------------------------------------------------

Director, President and Chief   Robert J. Chapman       Current President and        Officer Compensation:
Executive Officer                                       Chief Executive Officer;     $450,000 per annum
                                                        see Attachment 5.6(a) for    base salary(2)
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

Vice-President and Chief        Charles G. Bostwick     Current Vice-President and   $208,000 per annum(2)
Information Officer                                     Chief Information
                                                        Officer. See Attachment
                                                        5.6(a) for biographical
                                                        information

-----------------------------------------------------------------------------------------------------------------

Vice-President - Distribution   Timothy J. Cipiti       Current Vice-President -     $165,000 per annum(2)
                                                        Distribution.  See
                                                        Attachment 5.6(a) for
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

Vice-President of Perishable    Stephen H. Erdley       Current Vice-President of    $145,000 per annum(2)
Merchandising                                           Perishable Merchandising.
                                                        See Attachment 5.6(a) for
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

------------------------
(2)  Plus incentive compensation opportunity, to be determined.

-----------------------------------------------------------------------------------------------------------------
I.      PENN TRAFFIC COMPANY
-----------------------------------------------------------------------------------------------------------------
            TITLE                        NAME                   AFFILIATION          PROPOSED COMPENSATION(1)
-----------------------------------------------------------------------------------------------------------------
Vice-President of               Linda L. Jones          Current Vice-President of    $165,500 per annum(2)
Non-Perishable Merchandising                            Non-Perishable
                                                        Merchandising. See
                                                        Attachment 5.6(a) for
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

Senior Vice-President and       Leslie H. Knox          Current Senior               $305,000 per annum(2)
Chief Marketing Officer                                 Vice-President and Chief
                                                        Marketing Officer.  See
                                                        Attachment 5.6(a) for
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

Vice-President - Advertising    Terry A. Kushner        Current Vice-President -     $120,000 per annum
and Marketing                                           Advertising and
                                                        Marketing. See
                                                        Attachment 5.6(a) for
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

Senior Vice-President -         Randy P. Martin         Current Senior               $225,000 per annum(2)
Finance                                                 Vice-President - Finance.
                                                        See Attachment 5.6(a) for
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

Vice-President - Asset          Steven B. Middleton     Current Vice-President -     $125,000 per annum(2)
Protection and Governmental                             Asset Protection and
Compliance                                              Governmental Compliance.
                                                        See Attachment 5.6(a) for
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

Vice-President, General         Francis D. Price, Jr.   Current Vice-President,      $169,126 per annum(2)
Counsel and Secretary                                   General Counsel and
                                                        Secretary. See
                                                        Attachment 5.6(a) for
                                                        biographical information

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

II. BIG M SUPERMARKETS, INC.
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------
Director and President          Robert J. Chapman       Current President and        None
                                                        Chief Executive Officer of
                                                        The Penn Traffic Company
                                                        and Director and Officer
                                                        of Various Subsidiaries.
                                                        See Attachment 5.6(a) for
                                                        biographical information.

-----------------------------------------------------------------------------------------------------------------

Director, Vice-President and    Francis D. Price, Jr.   Current Vice-President,      None
Secretary                                               Secretary and General
                                                        Counsel of The Penn
                                                        Traffic Company and
                                                        Director and Officer of
                                                        Various Subsidiaries.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

III. COMMANDER FOODS, INC.
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------
Director and President          Robert J. Chapman       Current President and        None
                                                        Chief Executive Officer of
                                                        The Penn Traffic Company
                                                        and Director and Officer
                                                        of Various Subsidiaries.
                                                        See Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Director, Vice-President and    Francis D. Price, Jr.   Current Vice-President,      None
Secretary                                               Secretary and General
                                                        Counsel of The Penn
                                                        Traffic Company and
                                                        Director and Officer of
                                                        Various Subsidiaries.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

IV. P&C FOOD MARKETS, INC. OF VERMONT
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------
Director and President          Robert J. Chapman       Current President and        None
                                                        Chief Executive Officer of
                                                        The Penn Traffic Company
                                                        and Director and Officer
                                                        of Various Subsidiaries.
                                                        See Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

IV. P&C FOOD MARKETS, INC. OF VERMONT
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------
Vice-President and Secretary    Francis D. Price, Jr.   Current Vice-President,      None
                                                        Secretary and General
                                                        Counsel of The Penn
                                                        Traffic Company and
                                                        Director and Officer of
                                                        Various Subsidiaries.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Director                        Rolland Tessier         Current Director and         None
                                                        District Manager.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Director                        John E. Meeks           Current Director and         None
                                                        Assistant Manager  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

V. PENNWAY EXPRESS, INC.
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------

Director and President          Robert J. Chapman       Current President and        None
                                                        Chief Executive Officer of
                                                        The Penn Traffic Company
                                                        and Director and Officer
                                                        of Various Subsidiaries.
                                                        See Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Director, Vice-President and    Francis D. Price, Jr.   Current Vice-President,      None
Secretary                                               Secretary and General
                                                        Counsel of The Penn
                                                        Traffic Company and
                                                        Director and Officer of
                                                        Various Subsidiaries.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

VI. PENNY CURTISS BAKING COMPANY, INC.
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------
Director and President          Robert J. Chapman       Current President and        None
                                                        Chief Executive Officer of
                                                        The Penn Traffic Company
                                                        and Director and Officer
                                                        of Various Subsidiaries.
                                                        See Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Director, Vice-President and    Francis D. Price, Jr.   Current Vice-President,      None
Secretary                                               Secretary and General
                                                        Counsel of The Penn
                                                        Traffic Company and
                                                        Director and Officer of
                                                        Various Subsidiaries.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Vice-President                  Randy P. Martin         Current Senior               None
                                                        Vice-President of The Penn
                                                        Traffic Company.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Vice-President                  Timothy J. Cipiti       Current Vice-President of    None
                                                        The Penn Traffic Company.
                                                        See Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
VII. P.T. DEVELOPMENT, LLC
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------

Director and President          Robert J. Chapman       Current President and        None
                                                        Chief Executive Officer of
                                                        The Penn Traffic Company
                                                        and Director and Officer
                                                        of Various Subsidiaries.
                                                        See Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Director, Vice-President and    Francis D. Price, Jr.   Current Vice-President,      None
Secretary                                               Secretary and General
                                                        Counsel of The Penn
                                                        Traffic Company and
                                                        Director and Officer of
                                                        Various Subsidiaries.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

VIII. P.T. FAYETTEVILLE/UTICA, LLC
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------
Director and President          Robert J. Chapman       Current President and        None
                                                        Chief Executive Officer of
                                                        The Penn Traffic Company
                                                        and Director and Officer
                                                        of Various Subsidiaries.
                                                        See Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Director, Vice-President and    Francis D. Price, Jr.   Current Vice-President,      None
Secretary                                               Secretary and General
                                                        Counsel of The Penn
                                                        Traffic Company and
                                                        Director and Officer of
                                                        Various Subsidiaries.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

IX. SUNRISE PROPERTIES, INC.
-----------------------------------------------------------------------------------------------------------------

            TITLE                        NAME                   AFFILIATION           PROPOSED COMPENSATION
-----------------------------------------------------------------------------------------------------------------

Director and President          Robert J. Chapman       Current President and        None
                                                        Chief Executive Officer of
                                                        The Penn Traffic Company
                                                        and Director and Officer
                                                        of Various Subsidiaries.
                                                        See Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

Director, Vice-President and    Francis D. Price, Jr.   Current Vice-President,      None
Secretary                                               Secretary and General
                                                        Counsel of The Penn
                                                        Traffic Company and
                                                        Director and Officer of
                                                        Various Subsidiaries.  See
                                                        Attachment 5.6(a) for
                                                        biographical information.
-----------------------------------------------------------------------------------------------------------------

                           PLAN SCHEDULE 5.6(A) (1)


                 BIOGRAPHICAL INFORMATION FOR PROPOSED DIRECTORS
                     AND OFFICERS OF THE REORGANIZED DEBTORS

         1. JOHN E. BURKE. Age: 65. Mr. Burke currently serves as a consultant for Nestle USA, and has worked at Nestle since 1971. From 1991 through August, 2004, Mr. Burke was the Vice President of Credit and Collections for Nestle USA in the United States. Prior to that, in 1979, Mr. Burke was appointed Assistant Treasurer of Nestle Corporation. Mr. Burke has chaired or served on a number of Official Unsecured Creditors' Committees, including that of Fleming Companies, Inc. Mr. Burke has also served as a Director of Cumberland Farms, the National Food Manufacturers Credit Group, the Delaware Valley Credit Management Association, and the New York Credit and Financial Management.

         2. KEVIN P. COLLINS. Age: 53; Director since 1999. Mr. Collins has been a member and a Principal of The Old Hill Company, LLC (financial advisory services company) since 1997. Mr. Collins was a Principal of JHP Enterprises, Ltd. (financial advisory services) from 1991 to 1997. Mr. Collins serves as a Director of Key Energy Services, Inc. (provider of oilfield services to the oil and gas industry), London Fog Industries, Inc. (apparel company), and Metretek Technologies, Inc. (provider of information services to the energy industry).

         3. BEN EVANS. Age: 75. Mr. Evans currently serves as a Director of Revco D.S., Inc., Kash n' Karry Food Stores, Inc., Jamesway Corporation, Megafood Stores, Inc., Furrs/Bishop, Inc., Gibson's Discount Centers, Inc., Salant Corporation, Accord Financial Corp., Hampton Industries, Inc., Levitz Furniture, and Factory Card & Party Outlet. Mr. Evans is a CPA and is a member and chairman of various audit committees. Mr. Evans joined S.D. Leidesdorf & Company, predecessor firm to Ernst & Young in 1954, became a partner at that firm in 1968, and retired from Ernst & Whitney as a partner in 1989. From 1978 through 1989, Mr. Evans was a member of Ernst & Whitney's corporate financial service group. From 1989 until 1999, Mr. Evans was a consultant for the firm of Ernst & Young in their corporate financial services group.

         4. MATTHEW GLASS. Age: 45; Director since 2002. Mr. Glass has worked in the special situations group of Soros Fund Management LLC as a Director since 2002.

         5. ROBERT J. KELLY. Age: 60. Mr. Kelly has been the Chairman of the Board of the Reorganized Eagle Food Centers, Inc. since 2003. Prior to that, from 2000 to 2003, Mr. Kelly was the Chairman of the Board of Eagle Food Centers, Inc., during which time he led Eagle through a successful reorganization of their senior debt and an

-------------------------
(1) Members of the Board of Reorganized Penn Traffic may serve on Board Committees, to be formed on or after the Effective Date of the Plan.

orderly liquidation of the company. Prior to that, from 1995 to 2000, Mr. Kelly was the Chairman, President and CEO of Eagle Food Centers, Inc. Prior to joining Eagle Food Centers, Mr. Kelly was employed by The Vons Companies, from 1963 to 1995 in various management positions, including Executive Vice President of Retailing.

         6. ALAN C. LEVITAN. Age: 62. Mr. Levitan currently serves on the Board of the New Jersey Community Food Bank, the Academy of Food Marketing at St. Joseph's University, and the Arts Council of the Morris area in New Jersey. Mr. Levitan is a former Director of the Food Marketing Institute and former Vice Chairman of the New Jersey Food Council. Mr. Levitan was also employed by Kings Super Markets in New Jersey in various management positions, including President and CEO. Prior to that, Mr. Levitan was employed by Purity Supreme, Inc. for many years, progressing through a variety of positions, including Senior Vice President of Marketing and Merchandising and Division General Manager.

         7. ROBERT J. CHAPMAN. Age: 53. President and Chief Executive Officer since April 2004. Mr. Chapman joined P&C Foods as a part time store employee in 1968 and became a store manager in 1974. Over the past 36 years, Mr. Chapman has held a number of positions of increasing authority first at P&C and later at Penn Traffic after it purchased P&C in 1988. He has distinguished himself as Director of Store Operations, Director of Franchise Operations and Vice-President of Wholesale and Franchise Operations.

         8. CHARLES G. BOSTWICK. Age: 54; Vice-President and Chief Information Officer. Mr. Bostwick has held the position of Vice-President of Information Technology and Chief Information Officer, Penn Traffic, since 1998. From 1993 to 1998 Mr. Bostwick held top IT positions for various divisions of
Whirlpool: Sears/Kenmore, Asian Division. Mr. Bostwick was Vice-President, MIS & Chief Information Officer, Long's Drug Store, 1989 to 1993. In 1986 to 1989 he was Director of Computing and Communication Services, Bekins.

         9. TIMOTHY J. CIPITI. Age: 45; Vice-President of Distribution and Manufacturing. Mr. Cipiti has been Vice-President of Distribution and Manufacturing since 2001. He was Director of Distribution, Penn Traffic, from 1997 to 2001. He was Director of Re-Engineering and Governmental Affairs in 1997. From 1984 to 1997 Mr. Cipiti was employed by Vons Companies in various management positions.

         10. STEPHEN H. ERDLEY. Age: 49; Vice-President of Perishable Merchandising. Mr. Erdley has been Vice-President of Perishable Merchandising since 2003. He held the position of Vice-President, Meat, Seafood, and Deli from1998 to 2003. Prior to moving to Corporate Headquarters in Syracuse, NY, as a result of corporate consolidation in 1997, Mr. Erdley held various Manager positions at the Bi-Lo/Riverside Division.

         11. LINDA J. JONES. Age: 45; Vice-President, Non-Perishable Merchandising. Ms. Jones has been Vice-President, Non Perishable Merchandising since 2003. From 2000 to 2003 she was Vice-President, Grocery, Dairy, Frozen, DSD

Division. Ms. Jones was Vice-President of Sales and Advertising from 1999 to 2000. From 1997 to 1999 she held the position of Vice-President of Sales. Prior to her relocating to Corporate Headquarters in Syracuse, NY, Ms. Jones held various positions at the Bi-Lo/Riverside Division in DuBois including Vice-President of Grocery Procurement.

         12. LESLIE H. KNOX. Age: 58; Senior Vice-President - Chief Marketing Officer. Mr. Knox has been Senior Vice-President and Chief Marketing Officer since May 1999. From 1995 until May 1999, Mr. Knox held the position of Vice-President - Merchandising with Weis Markets, Inc. From 1984 until 1995, Mr. Knox held various management positions with ABCO Markets, Inc., including Senior Vice-President of Sales and Marketing from 1988 to 1995. From 1969 to 1984, Mr. Knox was employed by Alpha Beta Company, a division of American Stores Company, in various management positions.

         13. TERRY A. KUSHNER. Age: 52; Vice-President, Advertising and Marketing. Mr. Kushner has been Vice-President, Sales and Marketing since 2003. From 2000 to 2003 Mr. Kushner was Marketing and Community Relations Consultant, T.A. Kushner & Associates, LLC. He was Assistant Circulation Director, Consumer Sales and Marketing, The Plain Dealer from 1998 to 2000. Vice-President, Marketing and Advertising for Riser Foods Company/Giant Eagle from 1996 to 1998. Previously he held various positions from 1969 to 1996 at Finast/Tops/Royal Ahold.

         14. RANDY P. MARTIN. Age: 48; Senior Vice-President - Finance. Mr. Martin has been Vice-President - Finance and Chief Accounting Officer of Penn Traffic since January 1999. From 1997 until January 1999, he served as the Company's Vice-President of Strategic Planning and Treasurer. From 1993 to 1997, Mr. Martin served as the Company's Director of Taxes. From 1984 to 1993, Mr. Martin was employed by Price Waterhouse in various positions, including Senior Tax Manager from 1991 to 1993.

         15. STEVEN B. MIDDLETON. Age: 50; Vice-President of Asset Protection and Government Compliance since 2004. He was Corporation Director of Asset Protection from 1999 to 2004. From 1997 to 1999 he was Director of Warehouse Security for Penn Traffic. From 1992 to 1997 he was Director of Loss Prevention, Riverside/Bi-Lo Markets, Division of Penn Traffic. From 1988 to 1992 he was Senior Loss Prevention Specialist. From 1981 to 1988 he was P&C Loss Prevention Specialist.

         16. FRANCIS D. PRICE, JR. Age: 55; Vice-President, General Counsel and Secretary. Mr. Price has been Vice-President and General Counsel since 1993 and became Secretary in 1997. Mr. Price was Vice-President and General Counsel of the Company's P&C division from 1985 until 1993. From 1978 to 1985, Mr. Price served in various other management positions at P&C.

         17. ROLLAND TESSIER. Age: 42; Director of P&C Food Markets, Inc. of Vermont since 2000. Mr. Tessier has been with Penn Traffic since February 27, 2000 and has held the positions of Store Manager and District Manager. Mr.
Tessier was with Grand Union from November 25, 1978 until February 27, 2000.

         18. JOHN E. MEEKS. Age: 56; Director of P&C Food Markets, Inc. of Vermont since 2000. Mr. Meeks has been with Penn Traffic since February 27, 2000 and has held the position of Assistant Manager. Mr. Meeks was with Grand Union from July 13, 1981 until February 27, 2000.



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